Cash, Cash Equivalents and Investments - Contractual Maturities of Available-for-Sale Investments (Detail) $ in Millions	Feb. 28, 2017 USD ($)
Cost Basis
Due in one year or less	$ 1,206
Due in one to five years	217
Due after five years	17
No fixed maturity	10
Total	1,450
Fair Value
Due in one year or less	1,206
Due in one to five years	216
Due after five years	19
No fixed maturity	5
Total	$ 1,446